Exhibit 10.1

Cascade Investment, L.L.C.

January 5, 2012

Otter Tail Corporation

4334 18th Avenue South

Suite 200

Fargo, North Dakota 58103

Re:	Termination of Standstill Agreement

Ladies and Gentlemen:

Reference is made to that certain Standstill Agreement dated as of July 1, 2009 (the “Standstill Agreement”), by and between Otter Tail Corporation (“Otter Tail”) and Cascade Investment, L.L.C. (“Cascade”).

By their signatures below, Cascade and Otter Tail hereby agree to terminate the Standstill Agreement by mutual written agreement pursuant to Section 6(c)(i) of the Standstill Agreement, the result of which is that the Standstill Agreement shall terminate on the date first set forth above and be of no further force or effect.

[signature page follows]

Letter Terminating Standstill Agreement

January 5, 2012

Please confirm your agreement with the foregoing by executing this letter in the space provided below.

Very truly yours,

CASCADE INVESTMENT, L.L.C.

By:	/s/ Alan Heuberger
Name: Alan Heuberger Title: Authorized Representative

Accepted and Agreed:

OTTER TAIL CORPORATION

By:	/s/ George Koeck
Name: George Koeck Title: SVP, General Counsel, Secretary